ING Funds Trust

ING Classic Money Market Fund

Class A, Class B and Class C Prospectus

dated July 31, 2008

ING Institutional Prime Money Market Fund

Institutional Class Prospectus and Institutional Service Class Prospectus

dated July 31, 2008

ING Investors Trust

ING Liquid Assets Portfolio Institutional Class Prospectus,

Service Class Prospectus and Service 2 Class Prospectus

dated April 28, 2008

ING Series Fund, Inc.

ING Money Market Fund

Class A, Class B and Class C Prospectus, Class I Prospectus

and Class O Prospectus dated July 31, 2008

Brokerage Cash Reserves

Prospectus dated July 31, 2008

Supplement dated October 31, 2008

The U.S. Treasury Department has notified the Funds that they have been accepted to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”).  The Program guarantees shareholders of a Fund the lesser of: (1) the number of shares owned on September 19th multiplied by $1.00; or (2) the number of shares owned as of the time the Treasury’s obligation under the Program is triggered multiplied by $1.00.  The Treasury’s obligation under the Program is triggered if a Fund’s net asset value per share falls below $0.995 and certain conditions are met including the liquidation of the Fund.

Coverage under the Program is limited to persons who were shareholders of a Fund as of the close of business on September 19, 2008.  Any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed.  If the number of shares held in an account fluctuates (even if the number of shares held in an account is reduced to zero), shareholders will be covered for the lesser of the number of shares held as of the close of business on September 19th or the number of shares held at the time the Treasury’s obligation under the Program is triggered.  If a shareholder closes his/her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed.

Each of the Funds paid to participate in the Program for the initial three-month period, which will expire on December 18, 2008. The fee was either 0.01% or 0.015% of the Fund’s net asset value on September 19, 2008 depending on the market based net asset value per share of the Fund as of September 19, 2008.

As of the date of this supplement, the Treasury has reported that approximately $50 billion is available to support all money market funds participating in the Program.  For more information about the Program, please visit the Treasury’s website at www.ustreas.gov.

Please retain this Supplement with your prospectus for future reference.